Exhibit 10.1
Execution Version
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of May 19, 2008, by and among Concho Resources Inc., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower, as Guarantors (the “Guarantors”), the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., a national banking association, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
     WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders entered into that certain Credit Agreement dated as of February 24, 2006, (as amended by that certain First Amendment to Credit Agreement dated July 6, 2006, as further amended by that certain Second Amendment to Credit Agreement dated March 27, 2007, and as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to, among other things, extend the Maturity Date and increase the Borrowing Base; and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth; and
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders, hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
     1.1 Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their entirety to read as follows:
     “Applicable Rate” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Unused Commitment Fees, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread” , “Eurodollar Spread” or “Unused Commitment Fee Rate”, as the case may be, based upon the Borrowing Base Usage as set forth below:
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			Unused
Borrowing	Eurodollar		Commitment Fee
Base Usage	Spread	ABR Spread	Rate
≥110%	2.75%	1.25%	0.50%
>100% and < 110%	2.50%	1.00%	0.50%
≥90% and ≤ 100%	2.00%	0.75%	0.50%
≥75% and < 90%	1.75%	0.50%	0.375%
≥50% and < 75%	1.50%	0.25%	0.375%
< 50%	1.25%	0.00%	0.25%
Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change.
     “Maturity Date” means February 24, 2011.
     1.2 Application of Funds. Section 8.03 of the Credit Agreement shall be and it hereby is corrected as follows: (a) all references to “ARTICLE III” in clauses First and Second shall be replaced by “ARTICLE II”, and (b) all references to “Section 2.02(c)” in the last paragraph shall be replaced by “Section 2.04(j)”.
     1.3 Successors and Assigns. Clause (iii) of Section 10.06(b) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:
     (iii) any assignment of a Commitment must be approved by the Administrative Agent, the L/C Issuer and the Swing Line Lender (which approval may not to be unreasonably withheld or delayed) unless the Person that is the proposed assignee is itself a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and
     1.4 Commitments and Applicable Percentages. Schedule 2.01 of the Credit Agreement shall be and it hereby is amended in its entirety by substituting Schedule 2.01 which is attached to this Amendment.
     1.5 Notices. Schedule 10.02 of the Credit Agreement shall be and it hereby is amended in its entirety by substituting Schedule 10.02 which is attached to this Amendment.
     1.6 Redetermined Borrowing Base. This Amendment shall constitute a notice of the redetermination of the Borrowing Base pursuant to Section 3.02 of the Credit Agreement, and the Administrative Agent hereby notifies the Borrower that, as of the date of this Amendment, the redetermined Borrowing Base is $550,000,000.
SECTION 2. New Lenders and Reallocation of Commitments and Loans. The Lenders have agreed among themselves to reallocate their respective Commitments and to, among other things, allow certain financial institutions identified by J.P. Morgan Securities, Inc., in its capacity as a Lead Arranger, in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment, and Administrative Agent and the Borrower hereby consent to such reallocation
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and each New Lender’s acquisition of an interest in the Aggregate Commitment. As of the date of this Amendment and after giving effect to such reallocation of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment. With respect to such reallocation, each New Lender shall be deemed to have acquired the Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit C to the Credit Agreement as if such New Lender and the other Lenders had executed an Assignment and Assumption with respect to such allocation. The Borrower and Administrative Agent hereby consent to such assignment to the New Lenders.
SECTION 3. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base as set forth in Section 1 of this Amendment and the assignments and reallocations contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.
     3.1 Execution and Delivery. Each Loan Party and each Lender shall have executed and delivered this Amendment and any other documents requested by Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.
     3.2 Payment of Fees. The Administrative Agent and J.P. Morgan Securities Inc. (“JPMSI”) shall have received all fees payable in the amounts and at the times separately agreed upon among the Administrative Agent, JPMSI and the Borrower.
     3.3 No Default. No Default shall have occurred and be continuing.
     3.4 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
     3.5 Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of the Borrower.
SECTION 4. Representations and Warranties of the Borrower. To induce the Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders as follows:
     4.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Loan Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date of this Amendment (except to the extent such representations and warranties relate solely to an earlier date).
     4.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Loan Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Loan Party’s corporate or other organizational powers, have
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been duly authorized by necessary action, require no approval, consent or action by or in respect of, or filing with, any court or agency of government.
     4.3 Enforceability. This Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
SECTION 5. Miscellaneous.
     5.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Loan Party hereby agrees that the amendments and modifications herein contained shall not impair the liabilities, duties and obligations of any Loan Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof and each Guarantor hereby reaffirms that its Guaranty remains in full force and effect.
     5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     5.3 Legal Expenses. Each Loan Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     5.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until each Loan Party, the Lenders (or at least the required percentage thereof), and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     5.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     5.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
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     5.7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the state of Texas.
[Remainder of Page Intentionally Blank. Signature Pages Follow.]
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     IN WITNESS WHEREOF, the parties have caused this Third Amendment to Credit Agreement to be duly executed as of the date first above written.

BORROWER:

CONCHO RESOURCES INC.,
a Delaware corporation

By:	/s/ Curt F. Kamradt
Name:	Curt F. Kamradt
Title:	Vice President and Chief Financial Officer

GUARANTORS:

CONCHO EQUITY HOLDINGS LLC,
a Delaware corporation

By:	/s/ Curt F. Kamradt
Name:	Curt F. Kamradt
Title:	Vice President and Chief Financial Officer

CONCHO ENERGY SERVICES LLC,
a Texas limited liability company

By:	/s/ Curt F. Kamradt
Name:	Curt F. Kamradt
Title:	Vice President and Chief Financial Officer

COG OPERATING LLC,
a Delaware limited liability company

By:	/s/ Curt F. Kamradt
Name:	Curt F. Kamradt
Title:	Vice President and Chief Financial Officer
Third Amendment to Credit Agreement
Signature Page

CONCHO LP LLC,
a Delaware limited liability company

By:	/s/ David W. Copeland
Name:	David W. Copeland
Title:	President

COG OIL & GAS LP,
a Texas limited partnership
By: COG Operating LLC, its sole general partner

By:	/s/ Curt F. Kamradt

Name:	Curt F. Kamradt
Title:	Vice President and Chief Financial Officer

COG REALTY LLC,
a Texas limited liability company

By:	/s/ Curt F. Kamradt

Name:	Curt F. Karmradt
Title:	Vice President and Chief Financial Officer
Third Amendment to Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ J. Scott Fowler
J. Scott Fowler
Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ J. Scott Fowler

J. Scott Fowler
Senior Vice President
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Signature Page

BANK OF AMERICA N.A.,
as Syndication Agent and a Lender

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director
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Signature Page

BNP PARIBAS,
as a Documentation Agent and a Lender

By:	/s/ Betsy Jocher

Name:	Betsy Jocher
Title:	Director

By:	/s/ Courtney Kubesch
Name:	Courtney Kubesch
Title:	Vice President
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Signature Page

WACHOVIA BANK, NATIONAL
ASSOCIATION,
as a Documentation Agent and a Lender

By:	/s/ Hank Biedrzycki
Name:	Hank Biedrzycki
Title:	Director
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Signature Page

BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President
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Signature Page

BANK OF TEXAS, N.A.,
as a Lender

By:	/s/ J. Michael Delbridge
Name:	J. Michael Delbridge
Title:	Senior Vice President
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Signature Page

CITIBANK, N.A. (formerly Citibank Texas, N.A.),
as a Lender

By:	/s/ Ryan Monroe
Name:	Ryan Monroe
Title:	Vice President
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Signature Page

COMERICA BANK,
as a Lender

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Vice President
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Signature Page

COMPASS BANK,
as a Lender

By:	/s/ Kathleen J. Bowen
Kathleen J. Bowen
Senior Vice President
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Signature Page

FORTIS CAPITAL CORP.,
as a Lender

By:	/s/ Michele Jones

Name:	Michele Jones
Title:	Director

By:	/s/ Ilene Fowler
Name:	Ilene Fowler
Title:	Director
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Signature Page

ING CAPITAL LLC,
as a Lender

By:	/s/ Charles E. Hall
Name:	Charles E. Hall
Title:	Managing Director
Third Amendment to Credit Agreement
Signature Page

KEY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Rajan
Name:	Thomas Rajan
Title:	Managing Director
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Signature Page

NATIXIS (formerly Natexis Banques Populaires),
as a Lender

By:	/s/ Donovan C. Broussard
Donovan C. Broussard
Managing Director

By:	/s/ Liana Tchernysheva

Liana Tchernysheva
Director
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Signature Page

SCOTIABANC INC.,
as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director
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Signature Page

STERLING BANK,
as a Lender

By:	/s/ Jeff Forbis
Name:	Jeff Forbis
Title:	Senior Vice President
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Signature Page

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	Joint General Manager
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Signature Page

THE FROST NATIONAL BANK,
as a Lender

By:	/s/ Alex Zemkoski
Name:	Alex Zemkoski
Title:	Assistant Vice President
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Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Justin M. Alexander
Name:	Justin M. Alexander
Title:	Vice President
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Signature Page

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By:	/s/ Timothy Brendel
Name:	Timothy Brendel
Title:	Assistant Vice President
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Signature Page

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment[1]	Applicable Percentage
JPMorgan Chase Bank, N.A.	$43,000,000	7.8181818%
Bank of America, N.A.	$43,000,000	7.8181818%
BNP Paribas	$43,000,000	7.8181818%
Wachovia Bank, National Association	$43,000,000	7.8181818%
Bank of Scotland	$34,000,000	6.1818182%
Scotiabanc Inc.	$34,000,000	6.1818182%
Fortis Capital Corp.	$34,000,000	6.1818182%
Citibank, N.A.	$30,000,000	5.4545455%
Comerica Bank	$30,000,000	5.4545455%
U.S. Bank National Association	$24,000,000	4.3636364%
Sterling Bank	$24,000,000	4.3636364%
Bank of Texas, N.A.	$21,000,000	3.8181818%
The Frost National Bank	$21,000,000	3.8181818%
Natixis	$21,000,000	3.8181818%
Key Bank National Association	$21,000,000	3.8181818%
ING Capital LLC	$21,000,000	3.8181818%
Compass Bank	$21,000,000	3.8181818%
Union Bank of California, N.A.	$21,000,000	3.8181818%
Sumitomo Mitsui Banking Corporation	$21,000,000	3.8181818%

Total	$550,000,000	100.00000000%

[1] As of the effective date of the Third Amendment and subject to adjustment as a result of changes in the Borrowing Base.
Third Amendment to Credit Agreement
Schedule 2.01

SCHEDULE 10.02
ADMINISTRATIVE AGENT’S OFFICE;
CERTAIN ADDRESSES FOR NOTICES
BORROWER:
Concho Resources Inc.
550 W. Texas, Suite 1300
Midland, Texas 79701
Attention:       Curt F. Kamradt
Telephone:     (432) 683-7443
Telecopier:     (432) 683-7441
Electronic Mail: ckamradt@conchoresources.com
ADMINISTRATIVE AGENT:
Administrative Agent’s Office
(for payments and Requests for Credit Extensions):
JPMorgan Chase Bank, N.A.
Mail Code IL1-0010
21 South Clark Street
Chicago, Illinois 60670
Attn:   Teresita R. Siao
Telephone:     (312) 385-7051
Telecopier:     (312) 385-7096
Electronic Mail:     teresita.r.siao@jpmchase.com
Account Number:   9008109962
ABA:  021000021
Other Notices as Administrative Agent:
JPMorgan Chase Bank, N.A.
Mail Code IL-0010
21 South Clark Street
Chicago, Illinois 60670
Attn: Teresita R. Siao
Telephone: (312) 385-7051
Telecopier: (312) 385-7096
Electronic Mail: teresita.r.siao@jpmchase.com
Third Amendment to Credit Agreement
Schedule 10.02

with a copy to:
JPMorgan Chase Bank, N.A.
Mail Code TX1-2448
2200 Ross Avenue, 3rd Floor
Dallas, TX 75201-2787
Attn: J. Scott Fowler
Telephone: (214) 965-3226
Telecopier: (214)-965-3280
Electronic Mail: scort.fowler@jpmorgan.com
L/C ISSUER:
JPMorgan Chase Bank, N.A.
Mail Code IL-0010
21 South Clark Street
Chicago, Illinois 60670
Attn: Teresita R. Siao
Telephone: (312) 385-7051
Telecopier: (312) 385-7096
Electronic Mail: teresita.r.siao@jpmchase.com
SWING LINE LENDER:
JPMorgan Chase Bank, N.A.
Mail Code IL1-0010
21 South Clark Street
Chicago, Illinois 60670
Attn: Teresita R. Siao
Telephone: (312) 385-7051
Telecopier: (312) 385-7096
Electronic Mail: teresita.r.siao@jpmchase.com
Account Number: 9008109962
ABA: 021000021
Third Amendment to Credit Agreement
Schedule 10.02